Goodwill	12 Months Ended
Apr. 30, 2026
Disclosure of detailed information about intangible assets [abstract]
Goodwill
9.
GOODWILL

The goodwill was acquired as a result of the acquisitions of U-Protein, IPA Europe and BioStrand. The changes in the value of goodwill during the fiscal years ended April 30, 2026, and 2025 are as follows:

(in thousands)	$
Balance, April 30, 2024	7,657
Foreign exchange	573
Balance, April 30, 2025	8,230
Disposal of subsidiary	(8,297)
Foreign exchange	67
Balance, April 30, 2026	—

Impairment testing

For annual impairment testing, goodwill is allocated to the following cash-generating units ("CGU"):

(in thousands)	April 30, 2026 $	April 30, 2025 $
Oss	—	3,272
Utrecht	—	4,958
	—	8,230

The recoverable amount of each CGU was based on value-in-use calculations and determined using a five-year forecast for Oss and Utrecht, followed by a terminal growth rate determined by management. The present value of the forecasted cash flows of each CGU is determined by applying a discount rate reflecting a current market assessment of the time value of money and risks specific to the CGU. The recoverable amount, growth rate assumptions and discount rates for each CGU as of April 30, 2025 are as follows:

	Recoverable amount		Terminal growth rates		Discount rates
(in thousands)	2026 $	2025 $	2026 $	2025 $	2026 $	2025 $
Oss	—	7,039	—	2.0%	—	22.0%
Utrecht	—	11,422	—	2.5%	—	19.0%
BioStrand	—	—	—	—	—	—

The terminal growth rates consider the average GDP growth rate of the Netherlands and Belgium. The discount rates reflect management’s assessment of market and specific risk of the CGU. Both the Oss and Utrecht CGUs operate in the same region and are included in the same operating segment of the Company. The cash flow forecasts include a key management assumption that future profit margins will remain stable and is based on previous performance of the CGU. The assumption for future profit margins is based on management’s review of the prior three years of performance of the CGU.

During the year ended April 30, 2024, the Company recorded an impairment loss of $11.2 million on impairment of goodwill. The loss was recorded as a reduction in goodwill and the intangible assets. The primary factor for the impairment included a rise in the discount rate as compared to the prior year, along with a delay in expected cash flows in the forecast. The increased discount rate relates to increases in the forecast risk for the BioStrand CGU, increased economic risk, and increased global interest rates as compared to the prior year.

In the current year the goodwill amounts were disposed of, as described in Note 2.